                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT
                PURSUANT TO SECTION 13 or 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934






Date of Report               March 9, 1998
                           ----------------



                   THE SOUTHSHORE CORPORATION
       ----------------------------------------------------
      (Exact name of registrant as specified in its charter)



    Colorado                   0-19949         84-1153522
--------------------------------------------------------------
State or other jurisdiction   Commission     (I.R.S. Employer
    of incorporation          File Number     Identification No.)



10750 East Briarwood, Englewood, Colorado              80112
-----------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (303) 649-9875
                                                  ----------------


                            N/A
   -----------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------
     On March 9, 1998, Hyland Hills Park & Recreation District informed the Registrant that its Board of Directors believed that completion of the purchase of the Registrant's water park property could not be completed in a timely manner, and thus, it considered the Commercial Buy and Sell Agreement of February 25, 1998 to be terminated and of no further force or effect.

     Registrant is currently considering other options with respect to the sale of its water park property.






                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                          THE SOUTHSHORE CORPORATION


BY(Signature)                         /s/Kenneth M. Dalton
(Date)                                March 13, 1998
(Name and Title)                      Kenneth M. Dalton, President